UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2012

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

On October 25, 2012, Occidental Petroleum Corporation released information regarding its results of operations for the three and nine months ended September 30, 2012.  The exhibits to this Form 8-K and the information set forth in this Item 2.02 are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition.  The full text of the press release is attached to this report as Exhibit 99.1.  The full text of the speeches given by Cynthia L. Walker and Stephen Chazen are attached to this report as Exhibit 99.2.  Investor Relations Supplemental Schedules are attached to this report as Exhibit 99.3.  Earnings Conference Call Slides are attached to this report as Exhibit 99.4.  Forward-Looking Statements Disclosure for Earnings Release Presentation Materials is attached to this report as Exhibit 99.5.  The information in this Item 2.02 and Exhibits 99.1 through 99.5, inclusive, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01.  Other Events

On October 25, 2012, Occidental Petroleum Corporation announced income from continuing operations of $1.4 billion ($1.70 per diluted share) for the third quarter of 2012, compared with the third quarter of 2011 income from continuing operations of $1.8 billion ($2.18 per diluted share).

Oil and Gas

Oil and gas segment earnings were $2.0 billion for the third quarter of 2012, compared with $2.6 billion for the third quarter of 2011.  Lower product prices and higher costs in the third quarter of 2012 were partially offset by higher oil volumes.

For the third quarter of 2012, daily oil and gas production volumes averaged 766,000 barrels of oil equivalent (BOE), compared with 739,000 BOE in the third quarter of 2011.

The third quarter 2012 production increase resulted from higher volumes of 33,000 BOE per day from domestic operations, partially offset by a decrease in international production.  The international decrease included lower volumes from Dolphin, resulting from the full cost recovery of pre-startup capital, and in Yemen due to the Masila field contract expiration, partially offset by higher volumes from other international operations.

Daily sales volumes increased from 743,000 BOE in the third quarter of 2011 to 765,000 BOE in the third quarter of 2012.

Oxy’s realized price for worldwide crude oil was $96.62 per barrel for the third quarter of 2012, compared with $97.24 per barrel for the third quarter of 2011. The third quarter of 2012 realized oil price represents 105 percent of the average WTI and 88 percent of the average Brent price for the quarter. Worldwide NGL prices were $40.65 per barrel in the third quarter of 2012, compared with $56.06 per barrel in the third quarter of 2011. Domestic gas prices decreased 41 percent from $4.23 per MCF in the third quarter of 2011 to $2.48 per MCF for the third quarter of 2012.

Third quarter 2012 realized prices were lower than second quarter 2012 prices for worldwide oil and NGLs and were higher for domestic natural gas.  On a sequential quarterly basis, prices decreased 3 percent for worldwide crude oil and NGLs and increased 19 percent for domestic natural gas.

Chemicals

Chemical segment earnings for the third quarter of 2012 were $162 million, compared with $245 million in the third quarter of 2011.  The decrease was the result of lower prices across most product lines, particularly in polyvinyl chloride (PVC) and vinyl chloride monomer (VCM), partially offset by lower natural gas and ethylene costs.

Midstream, Marketing and Other

Midstream segment earnings were $156 million for the third quarter of 2012, compared with $77 million for the third quarter of 2011. The results reflect higher margins in the marketing and trading businesses, partially offset by lower income in the gas processing and pipeline businesses.

NINE-MONTH RESULTS

Core income for the first nine months of 2012 was $4.3 billion ($5.26 per diluted share), compared with $5.2 billion ($6.37 per diluted share) for the same period in 2011.  Cash flow from operations after working capital changes was $8.5 billion.

Oil and Gas

Oil and gas segment earnings were $6.6 billion for the first nine months of 2012, compared with $7.7 billion for the same period of 2011.  The decrease in 2012 reflected lower NGL and natural gas prices, higher operating costs, exploration expense and DD&A rates, partially offset by higher oil prices and domestic volumes.

Oil and gas production volumes for the nine months were 762,000 BOE per day for 2012, compared with 728,000 BOE per day for the same period in 2011.  Year-over-year, our domestic production increased by nearly 10 percent, while total company production increased by nearly 5 percent.  Dolphin's full cost recovery of pre-startup capital, which reduced our production, was the only operation where production sharing and similar contracts had an appreciable effect.

The nine-month 2012 production increase resulted from 41,000 BOE per day in higher domestic volumes, partially offset by lower volumes in the Middle East/North Africa and Latin America.

Daily sales volumes were 757,000 BOE in the first nine months of 2012, compared with 726,000 BOE for the same period in 2011.

Oxy's realized prices improved for crude oil but declined for natural gas and NGLs on a year-over-year basis. Worldwide crude oil prices were $101.20 per barrel for the nine months of 2012, compared with $97.33 per barrel for the nine months of 2011.  Worldwide NGL prices were $45.21 per barrel for the nine months of 2012, compared with $55.63 per barrel in the nine months of 2011.  Domestic gas prices declined 42 percent, from $4.24 per MCF in the nine months of 2011 to $2.47 per MCF in the nine months of 2012.

Chemicals

Chemical segment earnings were $540 million for the nine months of 2012, compared with $717 million for the same period in 2011.  The reduction was primarily a result of lower export volumes and prices due to the economic conditions in Europe and Asia, partially offset by lower energy and feedstock costs.

Midstream, Marketing and Other

Midstream segment earnings were $364 million for the nine months of 2012, compared with $378 million for the same period in 2011.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; general domestic political and regulatory approval conditions; higher-than-expected costs; international political conditions; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects or acquisitions; exploration risks such as drilling unsuccessful wells; any changes in general economic conditions domestically or internationally; the ability to attract trained engineers; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters, political events or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. Words such as "estimate", "project", "predict", "will", "would", "should", "could", "may", "might", "anticipate", "plan", "intend", "believe", "expect", "aim", "goal", "target", "objective", "likely" or similar expressions that convey the uncertainty of future events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part 1, Item 1A "Risk Factors" of the 2011 Form 10-K.

Attachment 1

SUMMARY OF SEGMENT NET SALES AND EARNINGS

	Third Quarter		Nine Months
($ millions, except per-share amounts)	2012	2011	2012	2011
SEGMENT NET SALES
Oil and Gas	$4,635	$4,677	$14,032	$13,635
Chemical	1,119	1,231	3,439	3,721
Midstream, Marketing and Other	389	256	1,044	1,109
Eliminations	(178)	(158)	(514)	(560)

Net Sales	$5,965	$6,006	$18,001	$17,905

SEGMENT EARNINGS
Oil and Gas (a)	$2,026	$2,612	$6,573	$7,704
Chemical	162	245	540	717
Midstream, Marketing and Other	156	77	364	378
	2,344	2,934	7,477	8,799

Unallocated Corporate Items
Interest expense, net (b)	(34)	(23)	(87)	(259)
Income taxes (c)	(855)	(1,087)	(2,869)	(3,252)
Other	(76)	(49)	(250)	(289)

Income from Continuing Operations	1,379	1,775	4,271	4,999
Discontinued operations, net (d)	(4)	(4)	(9)	138

NET INCOME	$1,375	$1,771	$4,262	$5,137

BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$1.70	$2.18	$5.26	$6.14
Discontinued operations, net	(0.01)	(0.01)	(0.01)	0.17
	$1.69	$2.17	$5.25	$6.31

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$1.70	$2.18	$5.26	$6.14
Discontinued operations, net	(0.01)	(0.01)	(0.01)	0.17
	$1.69	$2.17	$5.25	$6.31
AVERAGE COMMON SHARES OUTSTANDING
BASIC	809.7	812.5	810.1	812.6
DILUTED	810.4	813.2	810.8	813.3

(a) Oil and Gas - The nine months of 2011 include pre-tax charges of $35 million related to exploration write-offs in Libya and $29 million related to Colombia net worth tax.  Also, included in the nine months of 2011 results is a pre-tax gain for sale of an interest in a Colombia pipeline of $22 million.

(b) Unallocated Corporate Items - Interest Expense, net - The nine months of 2011 include a pre-tax charge of $163 million related to the premium on debt extinguishment.
(c) Unallocated Corporate Items - Taxes - The nine months of 2011 include a net $21 million charge for out-of-period state income taxes.
(d) Discontinued Operations, net - The nine months of 2011 include a $144 million after-tax gain from the sale of the Argentine operations.

Attachment 2

SUMMARY OF CAPITAL EXPENDITURES AND DD&A EXPENSE

	Third Quarter		Nine Months
($ millions)	2012	2011	2012	2011
CAPITAL EXPENDITURES	$2,591	$2,011	$7,716	$4,969

DEPRECIATION, DEPLETION AND
AMORTIZATION OF ASSETS	$1,149	$924	$3,320	$2,653

Attachment 3

SUMMARY OF OPERATING STATISTICS - PRODUCTION

	Third Quarter		Nine Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS PRODUCTION PER DAY
United States
Crude Oil (MBBL)
California	88	80	87	78
Permian	144	133	140	132
Midcontinent and Other	28	17	24	16
Total	260	230	251	226

NGL (MBBL)
California	18	16	16	15
Permian	40	37	39	38
Midcontinent and Other	16	20	18	14
Total	74	73	73	67

Natural Gas (MMCF)
California	247	269	261	254
Permian	151	151	153	153
Midcontinent and Other	414	379	414	357
Total	812	799	828	764

Latin America
Crude Oil (MBBL) - Colombia	30	27	28	29

Natural Gas (MMCF) - Bolivia	12	15	13	16

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	4	5	4
Dolphin	7	10	8	10
Oman	69	69	65	68
Qatar	69	73	71	72
Other	34	32	36	39
Total	183	188	185	193

NGL (MBBL)
Dolphin	7	11	9	11
Other	1	-	-	-
Total	8	11	9	11

Natural Gas (MMCF)
Bahrain	237	169	229	171
Dolphin	147	215	171	205
Oman	57	59	57	53
Total	441	443	457	429

Barrels of Oil Equivalent (MBOE)	766	739	762	728

Attachment 4

SUMMARY OF OPERATING STATISTICS - SALES

	Third Quarter		Nine Months
	2012	2011	2012	2011
NET OIL, GAS AND LIQUIDS SALES PER DAY

United States
Crude Oil (MBBL)	259	230	251	226
NGL (MBBL)	74	73	73	67
Natural Gas (MMCF)	807	799	825	764

Latin America
Crude Oil (MBBL) - Colombia	30	24	28	29

Natural Gas (MMCF) - Bolivia	12	15	13	16

Middle East / North Africa
Crude Oil (MBBL)
Bahrain	4	4	4	4
Dolphin	7	9	8	9
Oman	67	71	64	70
Qatar	68	76	70	73
Other	38	35	34	35
Total	184	195	180	191

NGL (MBBL)
Dolphin	8	11	9	11

Natural Gas (MMCF)	441	443	457	429

Barrels of Oil Equivalent (MBOE)	765	743	757	726

Attachment 5

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental's results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. Therefore, management uses a measure called "core results," which excludes those items. This non-GAAP measure is not meant to disassociate those items from management's performance, but rather is meant to provide useful information to investors interested in comparing Occidental's earnings performance between periods. Reported earnings are considered representative of management's performance over the long term. Core results is not considered to be an alternative to operating income in accordance with generally accepted accounting principles.

	Third Quarter
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$1,375	$1.69	$1,771	$2.17

Oil and Gas
Segment Earnings	$2,026		$2,612
Add:
No significant items affecting earnings	-		-

Segment Core Results	2,026		2,612

Chemicals
Segment Earnings	162		245
Add:
No significant items affecting earnings	-		-

Segment Core Results	162		245

Midstream, Marketing and Other
Segment Earnings	156		77
Add:
No significant items affecting earnings	-		-

Segment Core Results	156		77

Total Segment Core Results	2,344		2,934

Corporate
Corporate Results --
Non Segment *	(969)		(1,163)
Add:
Discontinued operations, net **	4		4

Corporate Core Results - Non Segment	(965)		(1,159)

TOTAL CORE RESULTS	$1,379	$1.70	$1,775	$2.18

* Interest expense, income taxes, G&A expense and other.
** Amounts shown after tax.

Attachment 6

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS (continued)

	Nine Months
($ millions, except per-share amounts)	2012	Diluted EPS	2011	Diluted EPS
TOTAL REPORTED EARNINGS	$4,262	$5.25	$5,137	$6.31

Oil and Gas
Segment Earnings	$6,573		$7,704
Add:
Libya exploration write-off	-		35
Gain on sale of Colombia pipeline interest	-		(22)
Foreign tax	-		29

Segment Core Results	6,573		7,746

Chemicals
Segment Earnings	540		717
Add:
No significant items affecting earnings	-		-

Segment Core Results	540		717

Midstream, Marketing and Other
Segment Earnings	364		378
Add:
No significant items affecting earnings	-		-

Segment Core Results	364		378

Total Segment Core Results	7,477		8,841

Corporate
Corporate Results --
Non Segment *	(3,215)		(3,662)
Add:
Premium on debt extinguishments	-		163
State income tax charge	-		33
Tax effect of pre-tax adjustments	-		(50)
Discontinued operations, net **	9		(138)

Corporate Core Results - Non Segment	(3,206)		(3,654)

TOTAL CORE RESULTS	$4,271	$5.26	$5,187	$6.37

* Interest expense, income taxes, G&A expense and other
** Amounts shown after tax.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated October 25, 2012.

99.2	Full text of speeches given by Cynthia L. Walker and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: October 25, 2012	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

(d)	Exhibits

99.1	Press release dated October 25, 2012.

99.2	Full text of speeches given by Cynthia L. Walker and Stephen Chazen.

99.3	Investor Relations Supplemental Schedules.

99.4	Earnings Conference Call Slides.

99.5	Forward-Looking Statements Disclosure for Earnings Release Presentation Materials.